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                                                                    EXHIBIT 21.1

                         WEATHERFORD INTERNATIONAL LTD.
                       LIST OF SUBSIDIARIES AND AFFILIATES

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NAME                                                                            JURISDICTION
315613 Alberta Ltd.                                                                Alberta
708621 Alberta Ltd.                                                                Alberta
721260 Alberta Ltd.                                                                Alberta
A-1 Bit & Tool Co., B.V.                                                           Netherlands
Aim Oil Tools, Inc.                                                                Texas
Air Drilling Services Bolivia S.R.L.                                               Bolivia
Air Drilling Services Columbia Limited                                             Colombia
Air Drilling Services de Venezuela, C.A.                                           Venezuela
Air Drilling Services France (SARL)                                                France
Al Pine Mexicana, S.A. de C.V.                                                     Mexico
Algerian Oilfield Services S.p.A.                                                  Algeria
Alpine Oil Services (Cyprus) Ltd.                                                  Cyprus
Alpine Oil Services Inc.                                                           North Dakota
Alpine Oil Services International Ltd.                                             Barbados
Ampscot Overseas Petroleum Equipment Co., LLC                                      Oman
Ancil S.A.I.C.                                                                     Argentina
Aosi BV                                                                            Netherlands
Aquatronic Limited                                                                 U.K.
Astec Developments Limited                                                         U.K.
B. D. Kendle Engineering Limited                                                   U.K.
Bakke Oil Tools AS                                                                 Norway
Bakke Technology AS                                                                Norway
Baktexas                                                                           Azerbaijan
BBL Aust. Pty Ltd                                                                  Australia
BBL Downhole Tools Limited                                                         U.K.
Bit & Tool A-1 S.r.l.                                                              Italy
BOSS Oilfield Services Limited                                                     U.K.
Brit Bit Limited                                                                   U.K.
Calumet Petroleum Services, S.A.                                                   Venezuela
Cardium International Limited                                                      Hong Kong
Cardium Investments (Barbados) Limited                                             Barbados
Cardium Tool International Limited                                                 Barbados
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
Clearwater International, L.L.C.                                                   Delaware
Colombia Petroleum Services Corp.                                                  Delaware
Communication Rentals Limited                                                      U.K.
Contra-Shear Separation Technologies                                               New Zealand
CRC-Evans Automatic Welding, Inc.                                                  Texas
CRC-Evans Pipeline International (UK) Limited                                      U.K.
CRC-Evans Services Limited                                                         U.K.
CTC-Empresa Tecnica e Comercial de Equipamentos Ltda.                              Brazil
Dailey de Venezuela, S.A.                                                          Venezuela
Dailey del Peru S.A.                                                               Peru
Dailey Environmental Remediation Technologies, Inc.                                Texas
Dailey IDS Limited                                                                 U.K.
Dailey International Sales Corporation                                             Delaware
Design Engineering Limited                                                         U.K.
Directional Wireline Engineering Services (Nigeria) Limited                        Nigeria
Downhole Technology Limited                                                        U.K.
Drill Stem Testers, Inc.                                                           USA
DST, Inc.                                                                          USA
e(2) Tech Limited                                                                  U.K.
EMI-ElettroMagnetica Ispezioni Italia S.r.l.                                       Italy
Energy Ventures (Cyprus) Ltd.                                                      Cyprus
Energy Ventures Far East Limited                                                   Hong Kong
Enterra (U.K.) Limited                                                             U.K.
Enterra International Limited                                                      U.K.
Enterra Oilfield Rentals Limited                                                   Hong Kong
Enterra Patco Oilfield Products, Inc.                                              Texas
Enterra Rental and Fishing Company                                                 Delaware
eProduction Solutions U.K. Ltd.                                                    U.K.
eProduction Solutions, Inc.                                                        Texas
European Material Inspection (EMI) B.V.                                            Netherlands
EVI (Barbados), SRL                                                                Barbados
EVI de Venezuela, S.A.                                                             Venezuela
EVI Weatherford, Inc.                                                              Delaware
Expio Limited                                                                      U.K.
Fiberspar Linepipe LLC                                                             Delaware
Fishing Services Limited                                                           U.K.
Gas Services International (Aust) Pty. Limited                                     Australia
Gas Services International (S) Pte. Ltd.                                           Singapore
Gas Services International Limited                                                 British Virgin Islands
General Pipe Service Bolivia S.R.L.                                                Bolivia
General Pipe Service, Inc.                                                         Panama
Global Air Drilling Services Ltd.                                                  Alberta
Houston Well Screen Asia Pte. Ltd.                                                 Singapore
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
Houston Well Screen Company                                                        Texas
Independent Integrated Services Limited                                            U.K.
International Nitrogen Services Canada Ltd.                                        Alberta
International Nitrogen Services LLC                                                Delaware
International Petroleum Equipment Limited                                          U.K.
International Petroleum Equipment Norge A/S                                        Norway
International Petroleum Services, Inc.                                             Delaware
J. D. Investments Bonaire N.V.                                                     Netherlands Antilles
Johnson Filtration Systems SAS                                                     France
Johnson Screens (Australia) Pty Ltd                                                Australia
Johnson Screens (India) Limited                                                    India
Johnson Screens Japan Limited                                                      Japan
Johnson Screens Ltda.                                                              Brazil
Johnson Screens Venezuela, C.A.                                                    Venezuela
Johnson Screens, Inc.                                                              Delaware
Keltic Oil Tools Limited                                                           U.K.
Kendle Engineering (Asia) Pte. Limited                                             Singapore
Kobe International Ltd.                                                            Bahamas
Kopp International Pipeline Services L.L.C.                                        Oman
McAllister Petroleum Services (Cyprus) Limited                                     Cyprus
McMurry-Macco (UK) Limited                                                         U.K.
Mid-Europe Supply Limited                                                          U.K.
Morrison McLean Associates Limited                                                 U.K.
Multi Operational Service Tankers Inc. (Panama)                                    Panama
Niagara Screen Products Limited                                                    Ontario
Offshore Rentals Deutschland GmbH                                                  Germany
Offshore Rentals Dubai LLC                                                         U.A.E.
Offshore Rentals Limited                                                           U.K.
Offshore Rentals Norge A/S                                                         Norway
Oil Field Rental Holdings Limited                                                  U.K.
OilPatch Enterprises Internacional, S.A. de C.V.                                   Mexico
Oilwell Production Services Limited                                                U.K.
OptoPlan A.S.                                                                      Norway
Orwell Group De Venezuela C.A.                                                     Venezuela
Orwell Group Limited                                                               U.K.
Petco Fishing & Rental Tools (UK) Limited                                          U.K.
Petroline Wellsystems Limited                                                      U.K.
Pipetest Service Sp.Zo.o.                                                          Poland
Powell Engineering Company Limited                                                 U.K.
Powerflo Rentals (Dubai) LLC                                                       U.A.E.
Powerflo Rentals Limited                                                           U.K.
Powerflo Rentals Norge A/S                                                         Norway
Powerflo Systems Limited                                                           U.K.
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
PowerGEN Rentals Limited                                                           U.K.
PT AS/Johnson Screens (JV) Sdn Bhd                                                 Brunei
PT Gas Services Indonesia                                                          Indonesia
PT Hawes Utama Indonesia                                                           Indonesia
PT Weatherford Indonesia                                                           Indonesia
PT Wira Insani                                                                     Indonesia
Pump Rentals (International) Limited                                               U.K.
Pyrosul International Inc.                                                         Alberta
Quality Commissioning Limited                                                      U.K.
Quality Machining Services Limited                                                 U.K.
R.S.T. Projects Limited                                                            U.K.
Recovery Systems Limited                                                           U.K.
Schoeller-Bleckmann Motovilithinskije Sucker Rod Gmbh                              Austria
Shengli-Highland Company Ltd.                                                      China
Signa Engineering Corp.                                                            Texas
Specialty Testing & Consulting Ltd.                                                Alberta
Stealth Oil & Gas, Inc.                                                            Delaware
Subsurface Technology AS                                                           Norway
SubTech, LLC                                                                       Delaware
Tank Rentals Limited                                                               U.K.
Tech Line Oil Tools Inc.                                                           Delaware
Techcorp Industries International, Inc.                                            Barbados
Teco Maskinering AS                                                                Norway
TUBAFOR MAROC S.A.R.L.                                                             Morocco
Universal Compression Holdings, Inc.                                               Delaware
Van der Horst U.S.A., Inc.                                                         Delaware
Venstar, Inc.                                                                      Delaware
W1 General Partner, Inc.                                                           Delaware
W1 Receivables, L.P.                                                               Texas
Weatherford (B) Sdn. Bhd.                                                          Brunei
Weatherford (Cyprus) Limited                                                       Cyprus
Weatherford (Malaysia) Sdn. Bhd.                                                   Malaysia Jt. Venture
Weatherford (Saudi Arabia) Ltd.                                                    Saudi Arabia Jt. Venture
Weatherford Aarbakke AS                                                            Norway
Weatherford Abu Dhabi, Ltd.                                                        Cayman Islands
Weatherford Artificial Lift Systems Canada Ltd.                                    Alberta
Weatherford Artificial Lift Systems, Inc.                                          Delaware
Weatherford Asia Pacific Pte. Ltd.                                                 Singapore
Weatherford Australia Holding Pty. Limited                                         Australia
Weatherford Australia Pty. Ltd.                                                    Australia
Weatherford Bermuda Holdings Ltd.                                                  Bermuda
Weatherford Bin Hamoodah - L.L.C.                                                  Abu Dhabi Jt. Venture
Weatherford Canada Ltd.                                                            Alberta
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
Weatherford Canada Partnership                                                     Alberta
Weatherford Colombia Ltd.                                                          British Virgin Islands
Weatherford Completion Systems (UK) Limited                                        U.K.
Weatherford Completion Systems de Venezuela, S.A.                                  Venezuela
Weatherford de Mexico S.A. de C.V.                                                 Mexico
Weatherford del Peru S.R.L.                                                        Peru
Weatherford DIS Manufacturing (UK) Limited                                         U.K.
Weatherford Drilling and Production Services (India) Private Limited               India
Weatherford Drilling Services, Inc.                                                Texas
Weatherford East Europe Service GmbH                                               Germany
Weatherford Ecuador S.A.                                                           Ecuador
Weatherford Equipment (Cyprus) Limited                                             Cyprus
Weatherford Eurasia B.V.                                                           Netherlands
Weatherford Eurasia Limited                                                        U.K.
Weatherford Financing (Luxembourg) S.a.r.l.                                        Luxembourg
Weatherford Foreign Sales Corporation                                              Barbados
Weatherford France SAS                                                             France
Weatherford Hoevelaken                                                             Netherlands
Weatherford Holding (Gibraltar) Limited                                            Gibraltar
Weatherford Holding GmbH                                                           Germany
Weatherford Industria e Comercio Ltda.                                             Brazil
Weatherford International de Argentina S.A.                                        Argentina
Weatherford International, Inc.                                                    Delaware
Weatherford Investment (Gibraltar) Limited                                         Gibraltar
Weatherford Investment (Luxembourg) S.a.r.l.                                       Luxembourg
Weatherford Kazakhstan Limited Liability Partnership                               Kazakhstan
Weatherford Kopp GmbH                                                              Germany
Weatherford KSP Company Limited                                                    Thailand
Weatherford Latin America, Inc.                                                    Panama
Weatherford Latin America, S.A.                                                    Venezuela
Weatherford Limited Partner, L.L.C.                                                Delaware
Weatherford Liquidity Management Hungary Limited Liability Company                 Hungary
Weatherford Luxembourg S.a.r.l.                                                    Luxembourg
Weatherford Management, Inc.                                                       Delaware
Weatherford Mediterranea S.p.A.                                                    Italy
Weatherford New Zealand Limited                                                    New Zealand
Weatherford Nigeria Limited                                                        Nigeria
Weatherford Norge A/S                                                              Norway
Weatherford North Atlantic Limited                                                 Gibraltar
Weatherford Oil Tool GesmbH                                                        Austria
Weatherford Oil Tool GmbH                                                          Germany
Weatherford Oil Tool Middle East Limited                                           British Virgin Islands
Weatherford Oil Tool Nederland B.V.                                                Netherlands
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
Weatherford Oilfield Equipment (Shanghai) Co., Ltd.                                China
Weatherford Oilfield Equipment (Tianjin) Limited                                   China
Weatherford Overseas Products, Ltd.                                                Cayman Islands
Weatherford Overseas Services, Ltd.                                                Cayman Islands
Weatherford Receivables, LLC                                                       Delaware
Weatherford Services, Ltd.                                                         Bermuda
Weatherford Services, S.A.                                                         Panama
Weatherford Shanghai Investment Co.                                                Delaware
Weatherford Solutions Sdn. Bhd.                                                    Malaysia
Weatherford Technical Services Limited                                             British Virgin Islands
Weatherford Trinidad Limited                                                       Trinidad
Weatherford U.K. Limited                                                           U.K.
Weatherford U.S. Holdings, L.L.C.                                                  Delaware
Weatherford U.S., L.P.                                                             Louisiana
Weatherford Well Screen Ireland Limited                                            Ireland
Weatherford/Al-Rushaid Co. Ltd.                                                    Saudi Arabia Jt. Venture
Weatherford/Lamb, Inc.                                                             Delaware
WellCat Services International, LLC                                                Texas
Wellserv Limited                                                                   U.K.
West Coast International Oilfield Rentals, B.V.                                    Netherlands
WEUS Holding, Inc.                                                                 Delaware
WI Products & Equipment, Inc.                                                      Cayman Islands
WII Rental Company                                                                 Delaware
WUS Holding, L.L.C.                                                                Delaware
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